UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FEI COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 13, 2010

Meeting Information

FEI COMPANY Meeting Type: Annual Meeting

For holders as of: March 08, 2010

Date: May 13, 2010 Time: 9:00 AM PDT

Location: FEI Company 5350 NE Dawson Creek Drive Hillsboro, OR 97124

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

FEI COMPANY

5350 NE DAWSON CREEK DRIVE

HILLSBORO, OR 97124

0000058567_1 R2.09.05.010

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report and Form 10-K wrap

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded be forwarded to your investment advisor. Please make the request as instructed above on or before as April 29, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000058567_2 R2.09.05.010

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Lawrence A. Bock 02 Wilfred J. Corrigan 03 Don R. Kania 04 Thomas F. Kelly 05 William W. Lattin

06 Jan C. Lobbezoo 07 Gerhard H. Parker 08 James T. Richardson 09 Richard H. Wills

The Board of Directors recommends you vote FOR the following proposal(s):

2 To consider and vote on a proposal to amend the 1995 Stock Incentive Plan (i) to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares; and (ii) to change the terms of the annual automatic equity grants for non-employee members of our Board of Directors.

3 To consider and vote on a proposal to amend the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

4 To consider approving the Audit Committee’s appointment of KPMG LLP as FEI’s independent registered public accounting firm for the year ending December 31, 2010.

NOTE: We will transact such other business as may properly come before the meeting or at any and all postponements or adjournments of the meeting.

0000058567_3 R2.09.05.010

0000058567_4 R2.09.05.010